UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.


Date of Report (Date of earliest event reported):

              July 16, 2003 (July 13, 2003)
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               New Harvest Capital Corporation
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     (Exact name of registrant as specified in its charter)


Delaware                         0-25824       13-3334512
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(State or other jurisdiction    (Commission   (IRS Employer
of incorporation)                File Number)  Identification No.)


225 West 37th Street,           NY                   10018
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 819-1066
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(Former name or former address, if changed since last report.)


Item 4.   Changes in Registrant's Certifying Accountants.


     On July 13, 2003, the Company engaged Goldstein Golub Kessler LLP ("GGK") as its independent auditors for its fiscal year ending April 30, 2003. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging GGK, the Company (or someone on its behalf) did not consult GGK regarding
(i) either: the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.


                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NEW HARVEST CAPITAL CORPORATION



Dated: July 16, 2003              By:/s/Joseph L. Murphy
                                     ---------------------------
                                     Joseph L. Murphy, President